EXHIBIT 99.2



      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of RDO Equipment Co. (the "Company") on Form 10-K for the period ending January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report), the undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


April 22, 2003          /s/ Ronald D. Offutt            Chief Executive Officer
                        --------------------------
                        Ronald D. Offutt

April 22, 2003          /s/ Steven B. Dewald            Chief Financial Officer
                        --------------------------
                        Steven B. Dewald


A signed original of this written statement required by Section 906 has been provided to RDO Equipment Co. and will be retained by RDO Equipment Co. and furnished to the Securities and Exchange Commission or its staff upon request.